FIRST MIDWEST BANCORP, INC.
                        1989 OMNIBUS STOCK AND INCENTIVE PLAN
                        -------------------------------------

          The following sections of the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan have been hereby amended, as follows:

          1.   Section 1.2:  Purpose
                ---------------------
                    The  purpose of the Plan is to advance the interests of
               the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by key employees, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of key employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

          2.   Section 2.1 (e)
                ---------------
                    "Committee"  means the  Compensation  Committee of  the
               Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of three or more members, each of whom shall qualify as a "disinterested person," as the term is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

          3. Section 5.1: Number and Amount Available for Award to Single Participant
               -----------------------------------------------------------
                    The total number  of shares of Stock  subject to Awards
               under the Plan may not exceed 1,677,500 (of this total number, up to 80,000 shares of Stock may be issued in Restricted Stock), and the total number of shares of Stock which may be made subject to Awards granted under the Plan in any calendar year to any single Participant may not exceed 65,000. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in
               Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

          4.   Section 5.2:  Reuse
                -------------------
                    If, and to the extent:

                    (a) An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

                    (b) Restricted Stock, Performance Shares or Performance Units under the Plan forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the award are not issued to the Participant (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock or Performance Shares were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

                    (c) SARs expire or terminate for any reasons without having been earned in full, an equal number of SARs shall (unless the 1989 Plan shall have terminated) become available for issuance under the Plan.

          4.   Section 6.1:  Duration of Plan
                ------------------------------
                    The Plan shall remain in effect, subject to the Board's
               right to earlier terminate the Plan pursuant to Section 14 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after February 21, 2006.

          5.   Section 9.2:  Transferability
                -----------------------------
                    Except as provided  in Sections 9.8 and 9.9 hereof, the
               shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals as defined in Section 10.8 hereof), as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

          6.   Section 10.8:  Performance Goals
                --------------------------------
                    For  purposes   of  Sections  9.2   and  10.2   hereof,
               "performance goals" shall mean the criteria and objectives, determined by the Committee pursuant to the Plan, which shall be satisfied or met during the applicable restriction period or performance period, as the case may be, as a condition to the Participant's receipt, in the case of a grant of the Restricted Stock or a grant of Performance Shares, of the shares of Stock subject to such grant, or in the case of a Performance Unit Award, of payment with respect to such Award. Such criteria and objectives may include, but are not limited to, return on assets, return on equity, growth in net earnings, growth in earnings per share, asset growth, deposit growth, loan growth, asset quality levels, growth in the Fair Market Value of the Stock, or any combination of the foregoing or any other criteria and objectives determined by the Committee. Upon completion of the restricted period or the performance period, as the case may be, the Committee shall certify the level of the performance goals attained and the amount of the Award payable as a result thereof.

          7.   Section 13.2:  Definition
                -------------------------
                    For  purposes of the Plan,  a "change in control" shall
               mean any of the following events:

                    (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, or (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 10% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), or

                    (b) During any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director, whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

                    (c) The stockholders of the Company approve a merger of consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the Voting Stock or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a Plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               The Board has final authority to determine the exact date on which a change in control has been deemed to have occurred under (a), (b), and (c) above.

                          *********************************

                               SECRETARY'S CERTIFICATE
                               -----------------------
          The foregoing First Amendment to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan was duly adopted and approved by the Company's Board of the Directors on November 15, 1995 and shall become effective as of such date, subject to ratification thereof by the Company's stockholders at the 1996 Annual Meeting of Stockholders. Awards granted under the Plan on or after the effective date of this First Amendment with respect to the additional shares of Stock authorized hereby, or pursuant to any of the amendments made to the Plan hereby, shall not be exercisable or payable to a Participant without such stockholder approval.

          This First Amendment to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan was duly approved by the stockholders of the Company at the Annual Meeting of Stockholders held on April 16, 1996.



          CORPORATE

                                  -----------------------------------------
            SEAL                   By:  Alan R. Milasius
                                        Senior  Vice President  & Corporate
                                        Secretary







                            SECOND AMENDMENT TO THE
                          FIRST MIDWEST BANCORP, INC.
                       OMNIBUS STOCK AND INCENTIVE PLAN
                       --------------------------------

      The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan is hereby amended as follows:


      Section 2.1(e) is amended to read:

            "Committee" means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "disinterested person," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

                                   * * * * *

      The foregoing Second Amendment to the 1989 Omnibus Stock and Incentive Plan was duly adopted and approved by the Board of Directors of the Company on May 15, 1996 and shall become effective as of such date.

                                    /s/  Alan R. Milasius
                                    --------------------------
                                    Secretary of the Company